UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2012

The Hillshire Brands Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective October 25, 2012, the Board of Directors of The Hillshire Brands Company (“Hillshire Brands”) approved amendments (the “Amendments”) to the Bylaws of Hillshire Brands. Following is a summary of the Amendments:

•	Article III, Section 3 has been amended to require that the position of Chairman of the Board be held by a director who meets the general standards for director independence established by the New York Stock Exchange;

•	Article IV, Section 10 has been amended to add the position of Controller, and a general description of the position, as one of the standing officer positions of Hillshire Brands; and

•	All references to the name of the corporation in the Bylaws have been changed from “Sara Lee Corporation” to “The Hillshire Brands Company.”

The foregoing is a summary of the Amendments. This summary is qualified in its entirety by reference to the Bylaws, as amended and restated and filed as Exhibit 3(b) attached hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hillshire Brands held its 2012 annual meeting of stockholders on October 25, 2012. A total of 102,159,021 shares of Hillshire Brands common stock, or 83.7% of our outstanding shares of common stock, were represented at the annual meeting in person or by proxy. The final results for each of the matters submitted to a stockholder vote at the annual meeting are as follows:

1.	The stockholders elected 10 directors, with each director to serve a one-year term until the Hillshire Brands 2013 annual meeting of stockholders or until his or her successor has been duly chosen and qualified. The votes regarding this proposal were as follows:

				Broker
Nominee	For	Withheld	Abstain	Non-Votes

Todd A. Becker	77,572,157	794,766	149,328	23,642,770

Christopher B. Begley	72,815,340	5,502,874	198,037	23,642,770

Ellen L. Brothers	77,698,808	687,331	130,112	23,642,770

Virgis W. Colbert	70,779,576	7,607,409	129,266	23,642,770

Sean M. Connolly	77,858,392	413,123	244,736	23,642,770

Laurette T. Koellner	72,606,019	5,778,989	131,243	23,642,770

Craig P. Omtvedt	77,844,409	471,674	200,168	23,642,770

Sir Ian Prosser	72,776,477	5,597,167	142,607	23,642,770

Jonathan P. Ward	77,395,796	979,773	140,682	23,642,770

James D. White	77,921,551	404,145	190,555	23,642,770

2.	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as Hillshire Brands’ independent registered public accounting firm for fiscal year 2013. The votes regarding this proposal were as follows:

For	Against	Abstentions

100,454,732	1,412,243	292,046

3.	The stockholders approved the advisory vote to approve Hillshire Brands’ executive compensation. The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes

74,025,755	1,852,612	2,637,884	23,642,770

4.	The stockholders approved The Hillshire Brands Company 2012 Long-Term Incentive Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes

65,850,745	12,294,594	370,912	23,642,770

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(b) Amended and Restated Bylaws, dated October 25, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hillshire Brands Company

October 30, 2012	By:	/s/ Kent B. Magill

Name: Kent B. Magill
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.(b)	Amended and Restated Bylaws, dated October 25, 2012.